[TOMMY HILFIGER LOGO]



CONTACT:    INVESTOR RELATIONS:                  PUBLIC RELATIONS:
            Valerie Martinez                     Kekst & Company:
            (212) 549-6780                       Ruth Pachman/Wendi Kopsick
                                                 (212) 521-4891/4867

BONDHOLDERS CONTACT:

FOR THE DEALER MANAGER:                         FOR THE INFORMATION AGENT:
Citigroup Corporate and Investment              Global Bondholder Services
  Banking                                         Corporation
(212) 723-6106 (collect)                        (212) 430-3774 (collect)
(800) 558-3745 (toll-free)                      (866) 389-1500 (toll-free)



                      TOMMY HILFIGER U.S.A., INC. COMMENCES
                 TENDER OFFERS AND CONSENT SOLICITATIONS FOR ITS
                6.85% NOTES DUE 2008 AND 9% SENIOR BONDS DUE 2031

NEW YORK, April 7, 2006 - Tommy Hilfiger U.S.A., Inc. (the "Company"), a wholly owned subsidiary of Tommy Hilfiger Corporation (NYSE: TOM), announced today that it has commenced two separate tender offers to purchase any and all of its outstanding 6.85% Notes due 2008 (the "2008 Notes") and 9% Senior Bonds due 2031 (the "2031 Senior Bonds" and together with the 2008 Notes, the "Notes"), respectively. The Company is also soliciting consents from holders of the 2008 Notes and the 2031 Senior Bonds for certain amendments that would, among other things, eliminate the principal restrictive covenants, including those relating to limitations on the Company's liens and indebtedness, as well as certain related events of default contained in the indenture under which the 2008 Notes and the 2031 Senior Bonds were issued. Adoption of the proposed amendments with respect to the applicable series of Notes requires the consent of holders of at least a majority of the aggregate outstanding principal amount of such applicable series of Notes not owned by the Company or its affiliates.

The tender offers and the consent solicitations are being conducted in connection with the previously announced agreement to merge Tommy Hilfiger Corporation, the parent corporation of the Company, with an affiliate of funds advised by Apax Partners, a leading global private equity firm (the "Merger"). The Company has scheduled a special meeting of shareholders for May 9, 2006 to vote on and approve the Merger. Apax has irrevocably waived the closing condition to the Merger that the debt tender offers shall have been consummated and that consents shall have been obtained from the holders of a majority of the outstanding principal amount of each series of Notes; provided, that, if such consents are not obtained with respect to the 2031 Senior Bonds, the Company shall have effected a covenant defeasance of the 2031 Senior Bonds pursuant to
Section 1010 of the indenture under which the 2031 Senior Bonds were issued.

                           Tommy Hilfiger Corporation
                        9/F., Novel Industrial Building,
                            850-870 Lai Chi Kok Road,
                                 Cheung Sha Wan,
                               Kowloon, Hong Kong.
                          Tel: 2216 0668 Fax: 2371 2928

The consent solicitations will expire at 5:00 p.m., New York City time, on April 20, 2006, unless extended or earlier terminated (such date and time, as the same may be extended, the "Consent Deadline"). The tender offers will expire at 5:00 p.m., New York City time, May 5, 2006, unless extended or earlier terminated (such date and time, as the same may be extended, the "Expiration Time").


2031 SENIOR BONDS

Subject to the terms and conditions of the tender offer and consent solicitation for the 2031 Senior Bonds, the total consideration to be paid for each validly tendered 2031 Senior Bond (which includes an amount paid in respect of the consent), will be $25.25 per $25 principal amount of 2031 Senior Bonds accepted for payment. In addition, accrued and unpaid interest from the last interest payment date to, but not including, the settlement date will be paid in cash on all validly tendered 2031 Senior Bonds. The Company will also pay a soliciting dealer fee to retail brokers that are entitled to receive this fee of $0.25 per $25 principal amount of 2031 Senior Bonds that are validly tendered and accepted for payment. FOR FURTHER INFORMATION WITH RESPECT TO THE TENDER OFFER AND CONSENT SOLICITATION FOR THE 2031 SENIOR BONDS, HOLDERS SHOULD CONTACT THEIR BROKER OR THE DEALER MANAGER, CITIGROUP CORPORATE AND INVESTMENT BANKING AT
(212) 723-6106 (COLLECT) OR (800) 558-3745 (TOLL FREE) OR THE INFORMATION AGENT, GLOBAL BONDHOLDER SERVICES CORPORATION AT (212) 430-3774 (COLLECT) OR (866) 389-1500 (TOLL FREE).


2008 NOTES

Subject to the terms and conditions of the tender offer and consent solicitation for the 2008 Notes, the total consideration to be paid for each validly tendered 2008 Note (which includes an amount paid in respect of the consent), will be paid in cash and calculated based in part on the 3.25% U.S. Treasury Note due August 15, 2008 (the "Reference Security"). The total consideration for each 2008 Note will be equal to the sum of the present value of scheduled payments on such 2008 Note until June 1, 2008, the date of maturity of such 2008 Notes, based on a fixed spread pricing formula utilizing a yield equal to (A) the yield to maturity on the Reference Security, as calculated by Citigroup Corporate and Investment Banking, in accordance with standard market practice, based on the bid price of such Reference Security as of 2:00 p.m., New York City time, on April 21, 2006, as displayed on Bloomberg Government Pricing Monitor on "Page PX5" or any recognized quotation source selected by Citigroup Corporate and Investment Banking in its sole discretion, plus (B) 50 basis points. The detailed methodology for calculating the total consideration for the 2008 Notes is outlined in the Offer to Purchase and Consent Solicitation Statement dated April 7, 2006 relating to the tender offer and the consent solicitation for the 2008 Notes. IN ADDITION, ACCRUED AND UNPAID INTEREST FROM THE LAST INTEREST PAYMENT DATE TO, BUT NOT INCLUDING, THE SETTLEMENT DATE WILL BE PAID IN CASH ON ALL VALIDLY TENDERED AND ACCEPTED NOTES. FOR FURTHER INFORMATION WITH RESPECT TO THE TENDER OFFER AND CONSENT SOLICITATION FOR THE 2008 NOTES, HOLDERS SHOULD CONTACT THEIR BROKER OR THE DEALER MANAGER, CITIGROUP CORPORATE AND INVESTMENT BANKING AT (212) 723-6106 (COLLECT) OR (800) 558-3745 (TOLL FREE) OR THE

INFORMATION AGENT, GLOBAL BONDHOLDER SERVICES CORPORATION AT (212) 430-3774 (COLLECT) OR (866) 389-1500 (TOLL FREE).


TENDER BY APRIL 20TH FOR FULL CONSIDERATION

Holders who validly tender their 2008 Notes and/or 2031 Senior Bonds on or prior to the Consent Deadline will be eligible to receive the total consideration with respect to the applicable series of Notes (which includes an amount paid in respect of the consent). Holders who validly tender their 2008 Notes after the Consent Deadline, but on or prior to the Expiration Time, will be eligible to receive the total consideration with respect to the 2008 Notes less $20 per $1,000 principal amount of the 2008 Notes. Holders who validly tender their 2031 Senior Bonds after the Consent Deadline, but on or prior to the Expiration Time, will be eligible to receive $25 per $25 principal amount of the 2031 Senior Bonds, plus accrued and unpaid interest from the last interest payment date to, but not including, the settlement date.

BACKGROUND TO THE OFFERS

Tenders of Notes may not be withdrawn after 5 p.m., New York City time, on April 20, 2006 (such date and time, as the same may be extended, the "Withdrawal Deadline"), except if, and to the extent that, the Company is required by applicable law to permit withdrawal.

Holders who tender their 2008 Notes and/or 2031 Senior Bonds will be deemed to have consented, with respect to the applicable series of Notes, to the proposed amendments to the indenture governing the Notes. Because a Holder may not revoke a consent to the proposed amendments without withdrawing previously tendered Notes to which such consent relates, delivered consents cannot be revoked in the tender offers, unless a Holder withdraws previously tendered Notes prior to the Withdrawal Deadline.

Tenders of Notes and deliveries thereby of consents pursuant to the tender offer and consent solicitation with respect to the 2008 Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. Tenders of Notes and deliveries thereby of consents pursuant to the tender offer and consent solicitation with respect to the 2031 Senior Bonds will be accepted in (and only in) principal amounts equal to $25 or integral multiples thereof.

The aggregate principal amounts of the 2008 Notes and the 2031 Senior Bonds outstanding is $192,470,000 and $150,000,000, respectively. The tender offers and consent solicitations are made on the terms and subject to the conditions set forth in the respective Offer to Purchase and Consent Solicitation Statement dated April 7, 2006 and the accompanying Letter of Transmittal and Consent (together, the "Offer Documents"). Each of the Company's tender offers is conditioned on, among other things:

      o the satisfaction or waiver of all of the conditions to the Merger (other than the consummation of the tender offers and consent solicitations and the conditions set forth in the merger agreement relating to the receipt of proceeds of the debt financing);

      o the receipt of the applicable debt financing proceeds by affiliates of Apax Funds consistent with the terms of the merger agreement;

      o either (i) the execution and delivery of the supplemental indenture with respect to the 2031 Senior Bonds following receipt of consents sufficient to approve the proposed amendments for such offer or (ii) prior to or concurrently with the closing of the Merger, the Company shall have effected a covenant defeasance of the 2031 Senior Bonds pursuant to the terms of Section 1010 of the indenture under which the 2031 Senior Bonds were issued; and

      o the absence of any law or order which prohibits an offer or consent solicitation or the effectiveness of a supplemental indenture.

Copies of the Offer Documents and other related documents may be obtained from the Information Agent.

This announcement is not an offer to purchase, a solicitation of an offer to purchase or sell or a solicitation of consents with respect to any securities.

The tender offers and consent solicitations are being made solely on the terms and conditions set forth in the Offer Documents. None of the Company, Tommy Hilfiger Corporation, Citigroup Corporate and Investment Banking, Global Bondholder Services Corporation or any of their respective affiliates makes any recommendation in connection with the tender offers and consent solicitations. Each holder must make his or her own decision as to whether to tender 2008 Notes and/or 2031 Senior Bonds and thereby deliver consents to the proposed amendments and, if so, as to how many 2008 Notes and/or 2031 Senior Bonds to tender. In those jurisdictions where the securities, blue sky or other laws require tender offers and consent solicitations to be made by a licensed broker or dealer, the tender offers and consent solicitations shall be deemed to be made on behalf of the Company by Citigroup Corporate and Investment Banking or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

In the United Kingdom, this announcement is directed only to persons who (i) are persons falling within Article 19(5) ("Investment professionals") of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the "Financial Promotion Order"), (ii) are persons falling within
Article 49(2)(a) to (d) ("High net worth companies, unincorporated associations, etc.") of the Financial Promotion Order, (iii) are outside the United Kingdom,
(iv) are persons falling within Article 43(1)(b) of the Financial Promotion Order ("Members and creditors of certain bodies corporate"), or (v) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any Securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as "relevant persons"). The offering documents are directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which the offering documents relates is available only to relevant persons and will be engaged in only with relevant persons.

Tommy Hilfiger U.S.A., Inc., incorporated in Delaware, is a direct wholly owned subsidiary of Tommy Hilfiger Corporation. Tommy Hilfiger Corporation, through its subsidiaries, designs, sources and markets men's and women's sportswear, jeanswear and childrenswear. Tommy Hilfiger Corporation's brands include Tommy Hilfiger and Karl Lagerfeld. Through a range of strategic licensing agreements, Tommy Hilfiger Corporation also offers a broad array of related apparel, accessories, footwear, fragrance, and home furnishings. Tommy Hilfiger Corporation's products can be found in leading department and specialty stores throughout the United States, Canada, Europe, Mexico, Central and South America, Japan, Hong Kong, Australia and other countries in the Far East, as well as the Tommy Hilfiger Corporation's own network of outlet and specialty stores in the United States, Canada and Europe.



SAFE HARBOR STATEMENT

Statements made by the Company and Tommy Hilfiger Corporation that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are indicated by words or phrases such as "anticipate," "estimate," "project," "expect," "believe" and similar words or phrases. Such statements are based on current expectations and are subject to certain risks and uncertainties, many of which are beyond our control including, but not limited to, the overall level of consumer spending on apparel; the financial strength of the retail industry generally and Tommy Hilfiger Corporation's customers, distributors, and licensees in particular; changes in trends in the market segments and geographic areas in which Tommy Hilfiger Corporation competes; the level of demand for Tommy Hilfiger Corporation products; actions by our major customers or existing or new competitors; the effect of Tommy Hilfiger Corporation's strategy to reduce U.S. distribution in order to bring supply and demand into balance; changes in currency and interest rates; changes in applicable tax laws, regulations and treaties; changes in economic or political conditions or trade regulations in the markets where Tommy Hilfiger Corporation sells or sources its products; the effects of any consolidation of Tommy Hilfiger Corporation's facilities and actions to reduce selling, general and administrative expenses; the ability to satisfy closing conditions in connection with Tommy Hilfiger Corporation's merger agreement; the outcome of the class action lawsuits against Tommy Hilfiger Corporation and Tommy Hilfiger Corporation's discussions with the Hong Kong Inland Revenue Department and other tax authorities and the financial statement impact of such matters; as well as other risks and uncertainties set forth in Tommy Hilfiger Corporation's publicly-filed documents, including this press release and Tommy Hilfiger Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2005. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Tommy Hilfiger Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In connection with the proposed transaction with funds advised by Apax Partners, Tommy Hilfiger Corporation has filed a definitive proxy statement and other relevant documents concerning the proposed Merger with the Securities and Exchange Commission. Its shareholders are urged to read the definitive proxy statement and other relevant documents carefully, because they contain important information. Tommy Hilfiger Corporation's shareholders may obtain, free of charge, a copy of the definitive proxy statement and other documents filed by Tommy Hilfiger Corporation with the Securities and Exchange Commission at the Securities and Exchange Commission's website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by Tommy Hilfiger Corporation are available free of charge from Tommy Hilfiger Corporation.

Tommy Hilfiger Corporation and its directors and executive officers and certain other of its employees may be soliciting proxies from shareholders of Tommy Hilfiger Corporation in favor of the proposed transaction. Information concerning the participants in the proxy solicitation is included in the definitive proxy statement filed by Tommy Hilfiger Corporation with the Securities and Exchange Commission.